December 2012 Investor Presentation Leading Home Health & Hospice clinical quality innovative care models better communities Exhibit 99.1

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
2
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-critical
information regarding the Company in
advance of or in lieu of distributing a
press release or a filing with the SEC
disclosing the same information.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on
Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K, copies of which are available on the Amedisys internet website
http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (800) 467-2662.

Company Overview

•
Founded in 1982, publicly listed 1994
•
533 care centers in 38 states
•
16,800 employees
•
$1.5 billion in 2011 revenue
•
Largest provider of skilled home health
services
•
4
th
largest hospice business
•
82% of revenue is Medicare
1
For the quarter ended September 30, 2012
Revenue Mix

Care Center Locations 2012

436 - Home health care centers
97 - Hospice care centers
2 - Hospice inpatient units
*As of September 30, 2012
U.S. AMED
Counties 3,143 1,396 44%
65+ Population 41.1 M 26.9 M 65%

Medicare
Reimbursement
1
Amedisys
Revenue
1 2008 industry cut was 2.9%, however due to other HHRG changes  overall reimbursement was budget neutral.
Sequestration
$-
$0.4
$0.8
$1.2
$1.6
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Revenue
Projected Revenue
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
Industry % Change
Amedisys

Washington Update 6 Industry Groups • Partnership • NAHC • Alliance Topics • 2013 Medicare Final Rules • Sequestration / Fiscal Cliff • 2014-2017 Rebasing • Copay

Favorable Long Term Trends
•
Compelling demographics
•
Patient preference
•
Low cost of care delivery
•
Increased payor and hospital focus
7
*Source: Hospital numbers are from US Census Bureau, others from MedPac March 2012 report
Hospital LTAC IRF SNF Hospice
Home
Health
Average Cost of Stay $10,043 $38,582 $17,085 $10,833 $11,217 $5,706
Average Length of Stay 5 days 27 days 13 days 27 days 86 days 120 days
Average Per Diem Cost $1,853 $1,450 $1,304 $400 $130 $48

Today and Tomorrow

Traditional
HHC & HSP
Care
Management
Solutions
• Fee for service
• High volume / low
margins
• Technology investments
to drive efficiency
• Need for scale
• Clinical quality
• Risk-bearing partnerships
• Value driven
• Clinical management
technology
• Partnering with payors and
other providers
• Superior outcomes

Post Acute Care Challenges Today

Key Issues
Patient
Patient
Home
Home
Health
Payors
Post Acute
Physicians
Hospital
Facilities
Hospice
•
Poor care coordination
•
Misaligned incentives
•
Poor communication
•
Multiple conditions
•
Numerous physicians
•
Polypharmacy

Post Acute – ACO / Bundling

•
Aligned incentives
•
Data exchange
•
Communications
•
Care Protocol
AMED Initiatives
Patient
Home
Home
Health
Payors
Post Acute
Physicians
Hospital
Facilities
Hospice
•
Healthcare at home
•
AMS3
•
Mercury Doc
•
Hospital partnerships
•
Managed care business
•
CMS Bundled payment
pilot

Post Acute – Value Enhancement

CARE MANAGEMENT
•
Med. reconciliation
•
Multidisciplinary care
•
Telemonitoring
•
Focus on readmissions
CARE COORDINATION
•
Telefax
•
Connectivity – Mercury Doc
CARE TRANSITIONS
•
Pre-discharge planning
•
Facility Care Coordination
•
Reporting
Facilities
Physician
Payors
Patient
Home
Agreements

Home Health/Hospice Medicare Spend

Home Health Source: CBO March 2012 Baseline report
Hospice Source: CBO March 2010 Baseline report with growth rate based on Others section of CBO March 2012 Baseline report.
Hospice CAGR = 6.4%
Home Health CAGR = 5.9%
$19
$20
$21
$22
$23
$24
$26
$28
$30
$14
$15
$16
$17
$18
$19
$21
$22
$23
$
$10
$20
$30
$40
$50
$60
2011 2012 2013 2014 2015 2016 2017 2018 2019
Medicare Reimbursement
Home Health Hospice

Market Share – Medicare Revenue

Sources: Company financials, Medicare claims data
Non
Profit
For Profit
Non Profit
For Profit
1.5%
0.3%
5.5%
7.4%
31.2%
44.0%
10.0%
Hospice
Amedisys LHCG Gentiva
Chemed (Vitas only) For Profit Non Profit
Hospital Based
6.7%
2.6%
4.5%
1.5%
49.8%
20.0%
15.0%
Home Health
Amedisys LHCG Gentiva
Almost Family For Profit Non Profit
Hospital Based

Business Fundamentals 14 Clinical Excellence Growth Efficiency

Clinical Excellence

•
Clinical Outcomes
– Exceeded 8 out of 9 outcomes vs. footprint of reported measures as reported by CMS
*
Lower % is better
Source:  Medicare
Amedisys vs. Footprint – Outcomes TTM June 2012
Clinical
Excellence
Growth
Efficiency
0
10
20
30
40
50
60
70
80
90
100
60
52
66
69
70
92
54
12
28
55
51
62
65
58
90
44
11
28
Ambulation Transferring Bathing Pain Breathing
Surgical Wounds
Mgmt of Oral
Meds
Emergent Care* Acute Care
Hospitalization*
Amedisys Footprint

Clinical Excellence
•
Survey Questions
– Exceeded all 5 survey questions vs. footprint of reported measures
Efficiency
Clinical
Excellence
Growth
89
87
84
85
81
88
86
83
84
79
74
76
78
80
82
84
86
88
90
Professional care Communicated well Discussed Meds, pain,
safety
Rating of 9 or 10 Recommend
Survey Questions March 2012
Amedisys Footprint

•
Clinical leadership investment
•
Enhanced clinical processes
– Telemonitoring
– Patient care conferences
– Medical director
involvement
•
Specialty Programs
–
Speech language
–
Behavioral health
–
Balanced for Life
•
Future technology upgrades
– Patient-specific care
treatment
– Patient portal
Clinical Excellence
Clinical
Excellence
Growth
Efficiency

Growth

•
Managed Care
•
Care coordination relationships with hospitals and health
systems
•
Market-specific sales plans / CRM tool
–
Call metrics / Account tiering
•
Home health/hospice industry consolidation opportunities
Clinical
Excellence
Efficiency
Growth

Operational Efficiency

•
Hospice point-of-care
•
Ongoing portfolio review
•
Staffing models and clinician productivity
•
Industry leading operating system (AMS)
–
Technical
–
Economic
–
Strategic
–
Clinical
–
Quality
–
Connectivity
Growth
Clinical
Excellence
Efficiency

Financial Review 20

Financial Highlights 21 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $- $300 $600 $900 $1,200 $1,500 $1,800 2004 2005 2006 2007 2008 2009 2010 2011 2012 Revenue Projected Revenue EPS Projected EPS

Summary Financial Results
($ in millions, except per share data)
2010
(1)
2011
(1)
3Q11
(2)
3Q12
(2)
Continuing Operations
Net Revenue $ 1,597 $ 1,466 $ 370 $ 377
Gross Margin % 50.1% 46.6% 45.4% 43.0%
Adjusted EBITDA $ 256 $ 156 $ 29 $ 25
Adjusted EBITDA Margin 16.0% 10.7% 7.8% 6.6%
Fully-diluted EPS $4.61 $2.27 $0.42 $0.33
(
1)The financial results for the years 2011 and 2010 are adjusted for certain items incurred in 2011 and 2010 and should be considered non-GAAP financial measures.  A reconciliation of these non-GAAP financial measures is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange Commission on February 28, 2012.
(2) The financial results for the three-month period ended September 30, 2011 are adjusted for the $574.1 million charge for the impairment of goodwill and other intangibles and should be considered a non-GAAP financial measure.  A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our
Form 8-K filed with the Securities and Exchange Commission on November 6, 2012

Summary Division Results

($ in millions)
2010
(1)
2011
(1)
3Q11
(2)
3Q12
(2)
Home Health
Net Revenue $ 1,458 $ 1,248 $ 306 $ 301
Gross Margin % 51% 47% 45.4% 41.6%
Hospice
Net Revenue $    139 $    218 $ 64 $ 75
Gross Margin % 47% 46% 45.7% 48.7%
Continuing Operations
(1) Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on February 28, 2012. For 2010 and 2011, net revenue is adjusted for a CMS bonus payment as the result of the pay for performance demonstration of
$3.6 and $4.7 million, respectively.  In addition, 2010 net revenue is adjusted $3.7 million for the Georgia indigent care liability settlement.
(2) Results as reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 as filed with the Securities and Exchange
Commission on November 6, 2012.

Summary Operating Statistics
(Numbers in thousands, except rev. per
episode)
2010
(1)
2011
(1)
3Q11
(2)
3Q12
(2)
Home Health
Total visits 8,899 8,335 2,085 2,121
Episodic-based
admissions
248 234 57 58
Completed episodes 416 392 97 95
Revenue per episode $3,312 $3,005 $2,974 $2,835
Statistics are for continuing operations only.
(1) Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on February 28, 2012.
(2) Results as reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 as filed with the Securities and Exchange
Commission on November 6, 2012.

Summary Operating Statistics

2010
(1)
2011
(1)
3Q11
(2)
3Q12
(2)
Hospice
Total admissions 11,275 15,889 4,589 4,706
Daily census 2,832 4,197 4,879 5,615
Average length of stay 88 88 86 87
Statistics are for continuing operations only.
(1) Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on February 28, 2012.
(2) Results as reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 as filed with the Securities and Exchange
Commission on November 6, 2012.

Summary Balance Sheet
Assets Dec. 31, 2011 Sept. 30, 2012
Cash $         48 $        39
Accounts Receivable, Net 148 163
Property and Equipment 148 151
Goodwill 335 367
Other 179 156
Total Assets $       858    $      876
Liabilities and Equity
Debt $       145 $      122
All Other Liabilities 193 182
Equity 520 572
Total Liabilities and Equity $       858    $      876
Leverage Ratio 1.0x 1.2x
Days Sales Outstanding 35 39
($ in millions)

Liquidity
Available line of credit (LOC): 11/6/12 =  $145M
($ in millions)
2011 2012
Cash Flow From Operations $ 142 $ 87-95
Cap Ex 44 42-45
Debt  repayments 38 45
Cash Flow, Net 60 0-5
Beginning Cash 120
Acquisitions (132)
End Cash $   48

Guidance
1
Calendar Year 2012
2
Net revenue: $1.485 - $1.505 billion
EPS: $1.00 - $1.06
Diluted shares: 30.2 million
1
Guidance  based on continuing operations excluding the effects of the following: any future acquisitions, if any are made, any costs associated with the closing of our new credit agreement or any severance related charges.
2
Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on  November 6,
2012.

Investment Rationale
•
Favorable demographic trends
•
Positive attributes of home based care
•
IT infrastructure/scalability
•
Clinical quality and innovation
•
Strong liquidity and capital position
•
Market share capture opportunities
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Efficient Core
Business
Care Mgmt
Solutions

Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.299.3391
Fax: 225.298.6435
kevin.leblanc@amedisys.com
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